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                                                                    Exhibit 99.1
July 1, 2001

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549


To Whom it May Concern:

Please be advised that we are no longer the independent auditors for People's Bancshares, Inc.

Our letter dated July 1, 2001 is included as an exhibit to the Form 8-K filed by People's Bancshares, Inc. on July 2, 2001.


Very truly yours,


/s/ Jean M. Joy, CPA
--------------------
Jean M. Joy, CPA
Member of the Firm


cc: James K. Hunt, People's Bancshares, Inc.